                                                                   EXHIBIT 99.1

                        NATIONWIDE LIFE INSURANCE COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                         AS OF        AS OF
                                                        JUNE 30,    DECEMBER 31,
(IN U.S.$ MILLIONS)                                       2002         2001
                                                       ---------   ------------

                                                      (UNAUDITED)
ASSETS

Invested assets ..................................      $29,731.8      $27,477.3
Deferred policy acquisition costs ................        3,293.4        3,189.0
Other assets .....................................        1,199.0          975.3
Assets held in separate accounts .................       54,224.2       59,513.0
                                                        ---------      ---------
                                                        $88,448.4      $91,154.6
                                                        =========      =========

LIABILITIES AND SHAREHOLDER'S EQUITY

Future policy benefits and claims ................      $27,580.1      $25,216.0
Short-term debt ..................................           --            100.0
Long-term debt with related party ................          600.0          300.0
Other liabilities ................................        2,555.3        2,307.9
Liabilities related to separate accounts .........       54,224.2       59,513.0
                                                        ---------      ---------
                                                         84,959.6       87,436.9
Shareholder's equity .............................        3,488.8        3,717.7
                                                        ---------      ---------
                                                        $88,448.4      $91,154.6
                                                        =========      =========




















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

                                        NATIONWIDE LIFE INSURANCE COMPANY
                              UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                                               THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                                     JUNE 30,                      JUNE 30,
                                                                             ------------------------------------------------------
(IN U.S.$ MILLIONS)                                                            2002          2001            2002            2001
                                                                             --------      --------        --------        --------
REVENUES
     Policy charges ..................................................       $  254.8      $  256.4        $  511.3        $  524.1
     Life insurance premiums .........................................           64.0          66.5           124.7           130.4
     Net investment income ...........................................          447.0         428.8           886.2           851.7
     Net realized (losses) gains on investments, hedging
       instruments and hedged items ..................................          (41.4)          2.1           (45.5)           (1.8)
     Other ...........................................................            0.4           2.0             4.0             6.0
                                                                             --------      --------        --------        --------
                                                                                724.8         755.8         1,480.7         1,510.4
                                                                             --------      --------        --------        --------


BENEFITS AND EXPENSES
     Interest credited to policyholder account values ................          301.9         307.9           595.8           609.1
     Other benefits and claims .......................................           78.1          77.2           150.6           142.2
     Policyholder dividends on participating policies ................           10.2          11.1            21.9            21.6
     Amortization of deferred policy acquisition costs ...............           84.3          87.1           167.8           180.0
     Interest expense on debt, primarily with related party ..........            6.0           1.6            11.7             3.9
     Other operating expenses ........................................          128.0         100.7           265.1           214.9
                                                                             --------      --------        --------        --------
                                                                                608.5         585.6         1,212.9         1,171.7
                                                                                           --------        --------        --------
     Income from continuing operations before federal
        income tax expense and cumulative effect of
        adoption of accounting principles ............................          116.3         170.2           267.8           338.7
     Federal income tax expense ......................................           27.8          44.6            68.0            89.0
                                                                             --------      --------        --------        --------
     Income from continuing operations before cumulative
        effect of adoption of accounting principles ..................           88.5         125.6           199.8           249.7
     Income from discontinued operations, net of tax .................            0.4           0.2             0.7             0.5
     Cumulative effect of adoption of accounting
        principles, net of tax .......................................           --            (2.3)           --              (7.1)
                                                                             --------      --------        --------        --------
          Net income .................................................       $   88.9      $  123.5        $  200.5        $  243.1
                                                                             ========      ========        ========        ========






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